UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 27, 2008

WINLAND ONLINE SHIPPING HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Texas	333-142908	20-5933927
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Zhongshan Road, Shahekou District, Dalian, The People’s Republic of China 116021

(Address of principal executive offices)

Registrant’s telephone number, including area code: 86-411-39660000

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 26, 2008, the Board of Directors of Winland Online Shipping Holdings Corporation, a Texas corporation (f/k/a Trip Tech, Inc. and hereinafter, the “Company”) appointed Xie Xiaoyan to serve as Chief Operating Officer of the Company, effective as of September 26, 2008. Ms. Xie has served as a Director of the Company since August 12, 2008. For additional biographical information on Ms. Xie, please see the Section entitled “Directors, Executive Officers, Promoters and Control Persons” in the Company’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on August 12, 2008 (the “Super 8-K”).

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Chang in Fiscal Year.

On August 27, 2008, the Board of Directors of the Company unanimously resolved to amend the Company’s Certificate of Formation in order to (a) change the name of the Company to “Winland Online Shipping Holdings Corporation”, (b) increase the Company’s authorized common stock to Two Hundred Million (200,000,000) shares and (c) add a provision allowing for action by majority written consent of the Company’s stockholders. On September 17, 2008, a majority stockholder holding 82.25% of the voting capital stock of the Company voted in favor of each of the aforementioned proposals at a Special Meeting of the Stockholders called for such purposes. Effective September 24, 2008, the Company filed a Certificate of Amendment in order to effect such proposals, a copy of which is attached hereto as Exhibit 3.1.

Effective August 27, 2008, the Company’s Board of Directors adopted Amended and Restated Bylaws of the Company in light of the fact that certain provisions therein were obsolete. A copy of the Bylaws is attached hereto as Exhibit 3.2.

Effective September 26, 2008, the Board of Directors of the Registrant unanimously resolved to change the Company’s fiscal year end from February 28 to December 31 in light of the recent change of control of the Company as set forth in the Company’s Super 8-K. The Company anticipates it will file its next Quarterly Report on Form 10-Q and its next Annual Report on Form 10-K.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibit No Description:

EXHIBIT NO.	DESCRIPTION	LOCATION
3.1	Certificate of Amendment, dated September 24, 2008	Provided herewith
3.2	Amended and Restated Bylaws, dated as of August 27, 2008	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2008

WINLAND ONLINE SHIPPING HOLDINGS CORPORATION

By: /s/ Xue Ying
Name: Xue Ying
Title: Chief Executive Officer and Secretary